FOR IMMEDIATE RELEASE
Investors and Media:
Julie D. Tracy
Sr. Vice President, Chief Communications Officer Wright Medical Group, Inc. (901) 290-5817 julie.tracy@wmt.com

Wright Medical Group, Inc. Announces Definitive Agreement to Acquire Biotech International

Transaction Significantly Extends Reach of International Distribution Network to Further Accelerate Growth Opportunities in Wright’s Global Extremities Business

Upfront Purchase Price Payment of $75 Million in Cash and Stock Plus Contingent Payments of
up to $5 Million

ARLINGTON, Tenn. - October 16, 2013 - Wright Medical Group, Inc. (NASDAQ: WMGI) announced today that it has entered into a definitive agreement to acquire Biotech International (Biotech), a leading, privately held French orthopaedic extremities company. The transaction will significantly expand Wright’s direct sales channel in France and international distribution network and add Biotech’s complementary extremity product portfolio to further accelerate growth opportunities in Wright’s global Extremities business.

Under the terms of the agreement, Wright will acquire 100% of Biotech’s outstanding equity shares on a fully diluted basis at a total offer price of up to $80 million as follows: $75 million payable at closing, comprised of approximately $55 million of cash and $20 million of Wright common stock, and up to an additional $5 million of cash contingent upon the achievement of certain revenue milestones in 2014 and 2015. All Wright common stock issued in connection with the transaction will be subject to a one-year lockup.

The transaction is expected to close in the fourth quarter of 2013. As part of the transaction, Biotech will spin off its dental business before the close.

Robert Palmisano, president and chief executive officer of Wright, commented, “The acquisition of Biotech International is an excellent fit for our Extremities business, enabling us to immediately expand our direct foot and ankle presence in Europe and add a base of extremity revenue that we can effectively grow on a go-forward basis. In addition, Biotech’s products complement our existing foot and ankle portfolio and include several specialized products that expand our extremities product offering. We plan to utilize Biotech’s strong direct sales channel in France and established distributor presence in emerging markets to extend the reach of our international distribution network and further accelerate growth opportunities in our global Extremities business.”

Bruno Thevenet, president of Biotech International, and Philippe Veran, co-founder, added, “We are delighted to partner with a company that shares Biotech’s commitment to building a high-growth, global Extremities business. We believe that Wright Medical, with its global leadership position in the foot and ankle market and expertise in medical education and product development, is the ideal partner to accelerate growth and realize the full potential of Biotech’s sales channels around the world. We look forward to working with Wright to ensure a seamless transfer and the continued success of our business as part of Wright Medical.”

On a U.S. GAAP basis (unaudited), Biotech International had extremity revenues in the $15 million range for the twelve months ended June 30, 2013, primarily in France and other international countries, and minimal revenue in the U.S. Although Wright cannot finalize the purchase price allocation and fair value assessment of the contingent consideration until the closing, and thus cannot yet assess the exact impact on its future GAAP earnings, Wright anticipates that the transaction will be neutral to adjusted EBITDA in 2014 and accretive thereafter. Wright will provide additional information on the financial impact of this transaction on its third quarter 2013 earnings call, which is scheduled for November 4, 2013.

For more information on this transaction, please refer to the investor presentation that is available in the Investor Relations section of Wright’s website at www.wmt.com.

About Wright Medical

Wright Medical Group, Inc. is a global orthopaedic company that provides solutions that enable clinicians to alleviate pain and restore their patients’ lifestyles. The company is the recognized leader of surgical solutions for the foot and ankle market and markets its products in over 60 countries worldwide. For more information about Wright Medical, visit www.wmt.com.

About Biotech International

Biotech International is a leading French manufacturer that specializes in the design, production and marketing of surgical implants and advanced fixation technologies for the Extremities market. For more information about Biotech International, visit their websites at www.biotech-international.com/en and www.biotech-ortho.com/en.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” as defined under U.S. federal securities laws. These statements reflect management's current knowledge, assumptions, beliefs, estimates, and expectations and express management's current view of future performance, results, and trends. Forward-looking statements may be identified by their use of terms such as anticipate, believe, could, estimate, expect, intend, may, plan, predict, project, will, and other similar terms. Forward-looking statements made in this press release include, by way of example and without limitation, statements concerning the anticipated benefits to Wright of the announced transaction with Biotech International and the anticipated financial impact on Wright of such transaction. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements. The reader should not place undue reliance on forward-looking statements. Such statements are made as of the date of this press release, and we undertake no obligation to update such statements after this date. Risks and uncertainties that could cause our actual results to materially differ from those described in forward-looking statements contained in this press release include, by way of example and without limitation, failure to realize the anticipated benefits of the Biotech International acquisition in whole or in part, unexpected liabilities and/or erroneous financial estimates and projections for the acquired business, and failure of the announced transaction to close. Additional risks and uncertainties that could cause our actual results to differ from those described in forward-looking statements are discussed in our filings with the Securities and Exchange Commission (including those described in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2012, and as may be supplemented in our Quarterly Reports on Form 10-Q). By way of example and without implied limitation, such risks and uncertainties include: failure to realize the anticipated financial and other benefits from the acquisition of BioMimetic Therapeutics, Inc. or a delay in realization thereof; failure to obtain, or a delay in obtaining, FDA approval of Augment Bone Graft, or a material limitation on the scope of such approval; lower than anticipated market acceptance of, or annual market demand for, Augment Bone Graft; failure to obtain necessary approvals, or other intervening events, which could delay or prevent the previously announced sale of our hip/knee business from closing; future actions of the United States Attorney's office, the FDA, the Department of Health and Human Services or other U.S. or foreign government authorities, including those resulting from increased scrutiny under the Foreign Corrupt Practices Act and similar laws, that could delay, limit or suspend our development, manufacturing, commercialization and sale of products, or result in seizures, injunctions, monetary sanctions or criminal or civil liabilities; failure to obtain the FDA or other regulatory clearances needed to market and sell our products; any actual or alleged breach of the Corporate Integrity Agreement to which we are subject through September 2015 which could expose us to significant liability including exclusion from Medicare, Medicaid and other federal healthcare programs, potential criminal prosecution, and civil and criminal fines or penalties; adverse outcomes in existing product liability litigation; new product liability claims; inadequate insurance coverage; the possibility of private securities litigation or shareholder derivative suits; demand for and market acceptance of our new and existing products; potentially burdensome tax measures; recently enacted healthcare laws and changes in product reimbursement which could generate downward pressure on our product pricing; lack of suitable business development opportunities; inability to capitalize on business development opportunities; product quality or patient safety issues; challenges to our intellectual property rights; geographic and product mix impact on our sales; our inability to retain key sales representatives, independent distributors and other personnel or to attract new talent; inventory reductions or fluctuations in buying patterns by wholesalers or distributors; inability to realize the anticipated benefits of restructuring initiatives; negative impact of the commercial and credit environment on us, our customers and our suppliers; and the potentially negative effect of our ongoing compliance enhancements on our relationships with customers and our ability to deliver timely and effective medical education, clinical studies, and new products.

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